Proteostasis Therapeutics, Inc. (PTI) January 2018 Investor Deck Exhibit 99.2

Safe Harbor and Disclaimer To the extent that statements in this presentation are not historical facts, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “aim,” “may,” “will,” “expect,” “anticipate,” “estimate,” “intend,” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. Examples of forward-looking statements made in this presentation include, without limitation, statements regarding the expected timing of the initiation of, patient enrollment in, data from, and our completion of, our clinical studies and cohorts for PTI-428, PTI-801, PTI-808 and our combination therapy candidates as well as cash guidance. Forward-looking statements made in this presentation involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements, and we therefore cannot assure you that our plans, intentions, expectations or strategies will be attained or achieved. Such risks and uncertainties include, without limitation, the possibility final or future results from our drug candidate trials (including, without limitation, longer duration studies) do not achieve positive results or are materially and negatively different from or not indicative of the preliminary results reported in this presentation (noting that these results are on a small number of patients and small data set), uncertainties inherent in the execution and completion of clinical trials (including, without limitation, the possibility FDA requires us to run cohorts sequentially or conduct additional cohorts or pre-clinical or clinical studies), in the enrollment of CF patients in our clinical trials, in the timing of availability of trial data, in the results of the clinical trials, in possible adverse events from our trials, in the actions of regulatory agencies, in endorsement, if any, by therapeutic development arms of CF patient advocacy groups, and those set forth in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, and our other SEC filings. We assume no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation also contains estimates and other statistical data made by independent parties and by us relating to, among other items, disease incidence, market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of risk and uncertainty. New risks emerge from time to time, and neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such date after the date of this presentation. By attending or receiving this presentation you acknowledge you are solely responsible for your own assessment of the market and our market position and that you will conduct your own analysis and are solely responsible for forming your own view of the potential future performance of our business. The trademarks included in this presentation are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the Company or its securities.

PTI Overview Clinical stage biopharma developing novel therapeutics for cystic fibrosis (CF) and other diseases caused by dysfunctional protein processing Focus on increasing CFTR activity in patients with CF Developing novel small molecules for CF combination therapy PTI-808: Novel Potentiator PTI-801: New Generation Corrector that is additive in vitro to first and second generation correctors PTI-428: Novel Class of CFTR Modulator: Amplifiers Leveraging potential therapeutic benefit of multiple stand-alone combination options including PTI-801 and PTI-808 as a doublet and PTI-808, PTI-801, and PTI-428 as a triplet PTI-801 and PTI-428 can potentially be developed as add-on therapies to current and future standard of care CFTR modulator therapies

CORRECTOR PTI-801 PTI Approach to Restoration of CFTR Activity is Uniquely Orthogonal to Approved Modulators Amplifiers, such as PTI-428, selectively increase the amount of immature CFTR protein in the cell, providing additional substrate for correctors and potentiators to act upon Potentiators, such as PTI-808 and KALYDECO® (ivacaftor), act by increasing the opening time of the CFTR channel, resulting in higher ion flow Correctors, such as PTI-801 and ORKAMBI® (lumacaftor/ ivacaftor), are thought to facilitate the processing of mutated CFTR protein substrate, leading to improved delivery to the cell membrane POTENTIATOR PTI-808 AMPLIFIER PTI-428 ORKAMBI® and KALYDECO® are registered trademarks of Vertex Pharmaceuticals Inc.

PTI Cystic Fibrosis Clinical Pipeline Discovery Preclinical Development Clinical Development HV CF PTI-428 + First Generation Amplifier* PTI-801+ Third Generation Corrector* PTI-808 First Generation Potentiator * Received Fast Track designation from FDA + Additive in vitro to first and second generation correctors Combination therapy PTI-428/PTI-801/PTI-808 PTI-801/PTI-808

2017 Key Accomplishments PTI-801 IND submission PTI-428 preliminary data PTI-808 IND submission PTI-808 Phase 1 initiation PTI-801 Phase 1 initial data PTI-428 28 day dosing, preliminary data in CF subjects on Orkambi® PTI-801 14 day dosing, initial data in CF subjects on Orkambi® PTI-808 SAD and MAD clinical data in HV PTI-808/PTI-801/PTI-428 combination clinical safety data in HV Orkambi® is registered trademarks from Vertex Pharmaceuticals, Inc. 2017

2018 Key Milestones PTI-808/PTI-801/PTI-428 combination study protocol endorsed with high strategic fit score by CF patient advocacy groups in the U.S. and Europe PTI-801/PTI-808 combination study dosing planned in CF patients PTI-808/PTI-801/PTI-428 combination studies initiated in CF subjects PTI-801 14 day dosing, additional data in CF subjects on Orkambi® PTI-808/PTI-801 initial data from combination study in CF subjects PTI-808/PTI-801/PTI-428 combination study preliminary data in CF subjects Orkambi® is a registered trademarks from Vertex Pharmaceuticals, Inc. 2018

PTI On Track for Triple Combination Data in 2018


1H 2017
2H 2017
1H 2018
2H 2018
pti
PTI-428
Orkambi®
POC results
PTI-801
Orkambi®
POC results
PTI-801
PTI-808
POC results
PTI-428
PTI-801
PTI-808
POC results
Galápagos
GLPG222
Kalydeco
P2 results
GLPG222
monotherapy
P2 results
GLPG2737
Orkambi
P2 results
1st Triple combo
P2 results
2nd Triple combo
P2 results
VERTEX
Triple combo
P2 results
(1st, 2nd, 3rd combinations)
Triple combo P2
results
(4th combination)
Teza/Iva
approval
P3 trial initiation for
1 or 2 triple combinations
Publicly disclosed guidance
Triple combo data
Double combo data
Drug approval

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PROTEOSTASIS THERAPEUTICS, INC.

PTI-428 and PTI-801 are Differentiated in Doublet, Triplet and Quadruplet Combination Formats in vitro TEZA-tezacaftor, IVA-ivacaftor, DMSO-vehicle control F508del Homozygous HBE cells healthy carrier level PTI-801 and PTI-428 are additive to approved or late stage modulators in vitro Doublet and triplet combinations of PTI investigational drugs restored CFTR activity to at least healthy carrier levels in vitro

PTI CFTR Modulators Healthy Volunteer Data Summary

Healthy Volunteer Data Suggested Drug Candidates Generally Well Tolerated and May Be Amenable for Once a Day Dosing

	PTI-428	PTI-801	PTI-808
Number of HV subjects	134	48	48
Highest dose tested	300 mg	450 mg	300 mg
SAE	no	no	1*
AE severity	mild/moderate	mild/moderate	mild/moderate
Dose level achieving >EC_{50}	50 mg	100 mg	50 mg
Potential for once-a-day dosing	yes	yes	yes
DDI probability	low	low	low
Transitioned into CF subject studies	yes	yes	SRC approved

* From pre-existing condition (transverse myelitis), SRC – safety review committee

AE – adverse events, SAE – serious adverse events, DDI – drug drug interaction, EC_{50} - half maximal effective concentration

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PROTEOSTASIS THERAPEUTICS, INC.

PTI-808, PTI-801, PTI-428 Co-Administration Was Generally Well Tolerated Across HV Cohorts Multiple Dose Cohorts in HV Subjects In all co-administration cohorts a total of 11 subjects out of 20 experienced a TEAE No severe AEs, SAEs or AEs leading to discontinuation of treatment were reported No clinically significant trends in safety labs, ECGs, physical exam, vital signs data Exposures in excess of EC70 were achieved at steady state with co-administration of PTI-428 (50 mg), PTI-801 (100 mg) and PTI-808 (50 mg) Co-administration of PTI-428, PTI-808 and PTI-801 in CF subjects on track to initiate in 1H 2018 with initial clinical data in 2H 2018 Co-administration study protocol for CF subjects received endorsement and high strategic fit score from the TDN and CTN TEAE – treatment emergent adverse events, AE – adverse events, SAE – serious adverse events, ECG – electrocardiogram, MAD – multiple ascending dose, SAD – single ascending dose

PTI Clinical Path to Proprietary Combination Therapies in CF Patients 28 day GLP preclinical combination safety studies completed placebo single agent dual combination triple combination CF Subjects F508del homozygous Placebo controlled n = up to 46 Status: Ongoing Healthy Volunteers Placebo controlled n = 20 Status: Completed 7 day PTI-801/PTI-428 7 day PTI-801/PTI-808/PTI-428 14 day PTI-801 dose 1 /PTI-808 dose 1 14 day PTI-801 dose 2 /PTI-808 dose 2 7 day PTI-808 dose 2 14 day PTI-808 dose 2 /PTI-428/PTI-801 7 day PTI-808 dose 1 14 day PTI-808 dose 1 /PTI-428/PTI-801 Day 7 Day 14 Day 21

PTI-801and PTI-428 CF Clinical Data Summary

PTI-801 CF Study Overview Dose 1 – 100 mg 14 day MAD Cohort in CF Subjects (4:1 randomization) Dose 2 – 200 mg Dose 3 - TBD MAD – multiple ascending dose, TEAE – treatment emergent adverse events, AE – adverse events, SAE – serious adverse events, EC50 - half maximal effective concentration 100 mg Dose Cohort in CF Subjects (Orkambi® Population) In the first 5 subjects dosed through day 14, a total of 3 out of 5 subjects experienced a TEAE No severe AEs, SAEs or AEs leading to discontinuation of treatment were reported No unexpected PK interactions observed to date among PTI-801, ivacaftor, and lumacaftor Average PTI-801 exposure at steady state in excess of EC50 at 100 mg dose in CF

Initial Clinical Data for PTI-801 from Ad Hoc Interim Analysis Initial clinical data with 100 mg PTI-801 in CF Patient Population Suggests Potential Add-on Therapy to Orkambi® Average baseline ppFEV1 in the first 5 subjects (4:1 randomization) was approximately 65% Preliminary review of the initial data from the first 5 patients in the first cohort showed all patients experienced improvement in lung function measured as absolute change in ppFEV1 Mean absolute improvements in ppFEV1 of approximately 4 percentage points from baseline, with mean relative improvements of approximately 7 percent, were observed in all PTI-801 subjects who had completed 2 weeks of dosing

PTI-428 CF Study Overview

PTI-428 studies below showed PTI-428 was generally well tolerated by CF patients

SAD, n=12, 10-100 mg			MAD, n=19, 7 day, 100 mg		POC, n=24, 28 day, 50 mg
Dose 1	Dose 2	Dose 3	PTI-428 Monotherapy	PTI-428 Orkambi® Background	PTI-428 Orkambi® Background

- 55 CF subjects with highest dose level tested 100 mg
- Completed POC study with PTI-428, 50 mg, once-a-day for 28 days, in CF patients on background Orkambi®
  - No unexpected PK interactions observed to date among PTI-428, ivacaftor, and lumacaftor
  - Average PTI-428 exposure at steady state was in excess of EC_{50} at 50 mg

SAD – single ascending dose, MAD – multiple ascending dose, POC – proof-of-concept, EC50 - half maximal effective concentration

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PROTEOSTASIS THERAPEUTICS, INC.

Data in CF Subjects on Background Orkambi® Suggested that PTI-428 is Generally Well Tolerated and Provided Statistically Significant Improvement in Lung Function

Preliminary data suggests PTI-428 efficacy as add-on therapy to Orkambi

- PTI-428 led to statistically significant mean absolute improvements in ppFEV1 of 5.2 percentage points from baseline compared to placebo ($p<0.05$)
    - Average lung function prior to dosing was 59% ppFEV1

2-year, PROGRESS study of long term Orkambi efficacy showed CF patients continue to experience lung function decline despite treatment

- Information on historical Orkambi® usage was available for 79% of the subjects enrolled in the 28-day study and of those, 95% were on Orkambi® therapy for an average of 1.8 years

*Michael W et al. The Lancet Respiratory Medicine, 2017, Volume 5 , Issue 2 , 107 – 118
Orkambi® is a registered trademark from Vertex Pharmaceuticals, Inc. POC – proof-of-concept

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pti PROTEOSTASIS THERAPEUTICS, INC.

Individual Responses Showed Majority of PTI-428 Treated Patients Experienced Lung Function Improvement Individual subject relative change in ppFEV1 from baseline through the 28 day treatment period * Subject did not comply with inhaled antibiotic treatment regimen as defined in the study protocol

PTI-428 Led to Mean Absolute Improvements in ppFEV1 of 5.2 percentage points from Baseline Compared to Placebo (p<0.05) Treatment effect of PTI-428 was achieved by day 14 and sustained through 28 days of dosing Changes in sweat chloride levels in PTI-428 treated patients did not correlate with changes in lung function PTI-428 50 mg Treatment Effect (PTI-428 n=20, Placebo n=4) Day 7 Day 14 Day 28 Mean absolute change in ppFEV1 percentage points (95% CI) +4.9 (-0.2, 10.1) +5.2 (0.4, 10.0) +5.2 (0.3, 10.1) p value n.s. p<0.05 p<0.05 Mean relative change in ppFEV1 (95% CI) +8.3% (-0.9, 17.6) +9.0% (1.2, 16.9) +9.2% (1.2, 17.2) p Value n.s. p<0.05 p<0.05 ppFEV1 changes expressed as least-square mean vs placebo

CF Patients with Less than 70% $ppFEV_1$ Baseline Lung Function Were Responders to Orkambi® Plus PTI-428

	50 mg PTI-428 + Orkambi®		Orkambi®* TRAFFIC/TRANSPORT study	
	$ppFEV_1$ <70 (n=17)	$ppFEV_1$ ≥70 (n=3)	$ppFEV_1$ <70 (n=245)	$ppFEV_1$ ≥70 (n=114)
Absolute change in $ppFEV_1$ from baseline compared to placebo				
Mean change in percentage points	+6.6	-1.1	+3.3	+1.9
p value	p<0.05	n.s.	p<0.0001	n.s.
Relative change in $ppFEV_1$ from baseline compared to placebo				
Mean change	+11.8%	+0.0%	+5.9%	+2.5%
p value	p<0.05	n.s.	p<0.0001	n.s.

$ppFEV_1$ changes expressed as least-square mean vs placebo

*reported data, not part of a head-to-head study

*J Stuart Elborn, Bonnie W Ramsey, Michael P Boyle, et al., “Efficacy and safety of lumacaftor/ivacaftor combination therapy in patients with cystic fibrosis homozygous for Phe508del CFTR by pulmonary function subgroup: a pooled analysis”, The Lancet Respiratory Medicine, Volume 4, Issue 8, August 2016

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PROTEOSTASIS THERAPEUTICS, INC.

Financial Status December 2017 Public Offering: 9.2 M shares of common stock at $5 per share Net proceeds ~$42.9 M Cash position estimated to be sufficient to fund operations into early 2019

2018 Key Milestones PTI-808/PTI-801/PTI-428 combination study protocol endorsed with high strategic fit score by CF patient advocacy groups in the U.S. and Europe PTI-801/PTI-808 combination study dosing planned in CF patients PTI-808/PTI-801/PTI-428 combination studies initiated in CF subjects PTI-801 14 day dosing, additional data in CF subjects on Orkambi® PTI-808/PTI-801 initial data from combination study in CF subjects PTI-808/PTI-801/PTI-428 combination study preliminary data in CF subjects Orkambi® is a registered trademarks from Vertex Pharmaceuticals, Inc. 2018

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